UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 06, 2009

                         Berthel Growth & Income Trust I
             (Exact name of registrant as specified in its charter)

          Iowa                       33-89506                        52-1915821
 ----------------------       ----------------------                   -------
(State of Incorporation)     (Commission File Number)                 (IRS No.)

                          701 Tama Street, Marion, Iowa                52302
                     --------------------------------------          --------
                    (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (319) 447-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes In Registrants Certifying Accountants.

(a) McGladrey & Pullen LLP ("McGladrey") was previously the principal accountant for Berthel Growth & Income Trust I (the "Trust"). On May 6, 2009, McGladrey resigned as the Trust's principal accountant.

McGladrey's audit reports on the Trust's consolidated financial statements for the two fiscal years ended December 31, 2007 and 2006, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the aforementioned report for the year ended December 31, 2007 included was modified for an uncertainty relating to the Trust's ability to continue as a going concern. See Item 8.01 of this Form 8-K.

During the two fiscal years ended December 31, 2007 and 2006, and the subsequent interim periods through September 30, 2008, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended December 31, 2007 and 2006, and the subsequent interim periods through September 30, 2008 and throughthe date of resignation, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "Commission").

McGladrey did not perform an audit of the Trust's consolidated financial statements for the fiscal year ended December 31, 2008.

A letter of concurrence from McGladrey addressed to the Commission regarding the statements included in this Form 8-K is attached hereto as Exhibit 1.

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Item 8.01 Other Events.

Berthel Growth & Income Trust I (the "Trust"), on its own behalf and on behalf of Berthel SBIC, LLC ("SBIC"), reports as follows:

1. The Trust will dissolve on June 21, 2009 (the "Dissolution Date") in accordance with the terms of its declaration of trust. Pursuant to Delaware statutes and the declaration of trust, the Trust will continue to exist after the Dissolution Date for up to three years for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and enabling the Trust gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities, and to distribute any remaining assets to the holders of beneficial interests in the Trust, but not for the purpose of continuing the business for which the Trust was organized.

     The SBIC is now in receivership. As previously reported, (i) on January 7, 2009, the Federal District Court for the Northern District of Iowa entered an order appointing the Small Business Administration (the "SBA") the receiver for the purpose of marshalling and liquidating in an orderly manner all of the SBIC's assets and satisfying the claims of the SBIC's creditors in the order of priority as determined by the Court; and (ii) the Court entered an order in favor of the SBA in the amount of $2,773,841.50, plus accrued interest of $17,598.79 through November 17, 2008, plus accrued interest of $566.15 per day up to the date of the order, together with post-judgment interest. The SBA debt is secured by all assets of the SBIC. The only activity the Trust now has is to pay creditors and make distributions to holders of beneficial interests if and when the SBIC distributes cash to the Trust.

     From and after the Dissolution Date, the Trust Advisor will act without compensation as Liquidating Trust Advisor. When the Liquidating Trust Advisor has completed the winding up of the Trust, the Trust will file a certificate of cancellation with the Delaware Secretary of State. As soon as it is legally permitted in each case to do so, the Trust, on behalf the SBIC, will file on N-54C to notify the Securities and Exchange Commission of the SBIC's voluntary withdrawal of its election under Section 54(a) of the Investment Company Act, and the Trust will file on Form 15 to terminate the registration of the beneficial interests of the Trust.

2. On March 31, 2009, the Securities and Exchange Commission staff orally advised counsel for the Trust that staff would not recommend enforcement action to the Commission under Sections 13(a) and 15(d) of the 1934 Act and the rules thereunder if the Trust, on its own behalf and on behalf of the SBIC, ceases filing annual and quarterly reports under Sections 13(a) and 15(d) of the 1934 Act with the Commission commencing with relief from having to file Form 10-K for the period ended December 31, 2008. On May 5,

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     2009, the staff confirmed such no-action relief in writing. Accordingly, beginning with the report on Form 10-K for the year ended December 31, 2008, the Trust, on its own behalf and on behalf of the SBIC, will cease filing annual and quarterly reports under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934.

     The trust, on its own behalf and, where applicable, on behalf of the SBIC, will disclose in a current report on Form 8-K all material developments relating to the Trust and the SBIC, including, but not limited to, any advancement of funds to the Trust by the Trust Advisor, the termination, liquidation, dissolution, and cancellation of the Trust and the SBIC, and all material developments relating to the SBIC's receivership (including copies of any reports that the SBIC or the SBA, as receiver, is required to file with the United States District Court for the Northern District of Iowa court, or, in the event the Trust files for protection under the United States Bankruptcy Code, any reports that the Trust is required to submit to the Office of the United States Trustee pursuant to the United States Bankruptcy Code). If the SBA liquidates the SBIC's assets in amounts that exceed the aggregate of the amount due to the SBA and the SBIC's other creditors and the costs of the receivership, and the SBA distributes the excess to the Trust, the Trust will, as soon as practicable, use the proceeds to satisfy its obligations and make a final distribution to the holders of beneficial interests in the Trust. The Trust, on behalf of itself and the SBIC, will resume reporting under the 1934 Act (or request and obtain further no-action relief from the Commission) if the Trust and/or the SBIC is in existence on May 5, 2012.



Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

1 Letter of concurrence from McGladrey addressed to the Commission regarding the statements included in this Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 06, 2009                                Berthel Growth & Income Trust I
------------                                -----------------------------------
  (Date)                                    (Registrant)


   (Date)

                                            /s/  Ronald O. Brendengen
                                            -----------------------------------
                                                 Ronald O. Brendengen,
                                                 Chief Financial Officer of
                                                 Berthel Fisher & Company
                                                 Planning, Inc., Trust Advisor

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EXHIBIT INDEX

1 Letter of concurrence from McGladrey addressed to the Commission regarding the statements included in this Form 8-K.